SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    February 17,  2010

REACH MESSAGING HOLDINGS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	333-150424
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2801 Ocean Park Blvd., Suite 355
Santa Monica, California 90405
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 631-8555
 (ISSUER TELEPHONE NUMBER)

FORMULAWON, INC.
 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

–––––––––––––––– Copies to: Addison Adams Esq Richardson & Patel LLP 10900 Wilshire Blvd., Suite 500 Los Angeles, CA 90024 (310) 208-1182
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 17, 2010, FormulaWon, Inc. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Delaware changing the Company’s name to Reach Messaging Holdings, Inc.

Item 8.01 Other Events

In connection with the corporate name change, the Company’s stock ticker symbol has changed from “FWON” to “RCMH” on the over-the-counter bulletin board, effective on March 5, 2010.  Stockholders do not need to exchange stock certificates.

(d) Exhibits

Exhibit
Number	Description

3.1	Certificate of Amendment of the Certificate of Incorporation filed in the State of Delaware on February 17, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Reach Messaging Holdings, Inc.
April 6, 2010	By:	/s/ Shane Gau
Shane Gau
Title: Chief Executive Officer

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